Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Northfield Laboratories Inc. on Form 10-Q for the period ended November 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John J. Hinds, Vice President of Finance of Northfield Laboratories Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Northfield Laboratories Inc.
Date: January 9, 2007

/s/ John J. Hinds John J. Hinds
Vice President of Finance